                                                                    Exhibit 32.2

                                THERMA-WAVE, INC.
                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    I, L. Ray Christie, in my capacity as Senior Vice President and Chief Financial Officer of Therma-Wave, Inc., a Delaware corporation ("Therma-Wave"), and in connection with the quarterly report on Form 10-Q filed by Therma-Wave with the Securities and Exchange Commission on November 5, 2004 (the "Report"), hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Therma-Wave.

    A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Therma-Wave and will be retained by Therma-Wave and furnished to the Securities and Exchange Commission or its staff upon request.

    IN WITNESS WHEREOF, the undersigned has executed this certification as of the 5th day of November 2004.

                               /s/ L. Ray Christie
                               -----------------------------
                               L. Ray Christie
                               Senior Vice President,
                               Chief Financial Officer and Secretary

The foregoing certification shall not be deemed filed by Therma-Wave as part of the report or as a separate disclosure document for purposes of Section 18 or any other provision of the Securities Exchange Act of 1934, as amended.